VSE Corporation Earnings Presentation First Quarter 2020 1 May 2020

Forward-Looking Statements This document contains certain forward-looking statements. These forward-looking statements, which are included in accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause VSE’s actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this document. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that actual results will not differ materially from these expectations. “Forward-looking” statements, as such term is defined by the Securities Exchange Commission (the “SEC”) in its rules, regulations and releases, represent our expectations or beliefs, including, but not limited to, statements concerning our operations, economic performance, financial condition, the impact of widespread health developments, such as the ongoing COVID-19 outbreak, and the governmental, commercial, consumer and other responses thereto, growth and acquisition strategies, investments and future operational plans. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “forecast,” “seek,” “plan,” “predict,” “project,” “could,” “estimate,” “might,” “continue,” “seeking” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including, but not limited to, the uncertainty surrounding the ongoing COVID-19 outbreak and the other factors identified in our reports filed or expected to be filed with the SEC including our Annual Report on Form 10-K for the year ended December 31, 2019. All forward-looking statements made herein are qualified by these cautionary statements and risk factors and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. Readers are cautioned not to place undue reliance on these forward looking-statements, which reflect management's analysis only as of the date hereof. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), this document also contains Non-GAAP financial measures. We consider Adjusted Net Income, Adjusted EPS (Diluted), EBITDA, Adjusted EBITDA, net leverage ratio, trailing-twelve month Adjusted EBITDA and free cash flow as non-GAAP financial measures and important indicators of performance and useful metrics for management and investors to evaluate our business’s ongoing operating performance on a consistent basis across reporting periods. Adjusted Net Income represents Net Income adjusted for discrete items. Adjusted EPS (Diluted) is computed by dividing net income, adjusted for the discrete items and the related tax impacts, by the diluted weighted average number of common shares outstanding. EBITDA represents net income before interest expense, income taxes, amortization of intangible assets and depreciation and other amortization. Adjusted EBITDA represents EBITDA adjusted for discrete items, and free cash flow represents operating cash flow less capital expenditures. Net leverage ratio is calculated as net debt (total principal debt less cash) divided by trailing twelve month Adjusted EBITDA. The reasons why we believe these measures provide useful information to investors and a reconciliation of these measures to the most directly comparable GAAP measures and other information relating to these Non-GAAP measures are included in the supplemental schedules attached. 2 RAISE THE BAR

1Q20 CONSOLIDATED PERFORMANCE Y/Y Growth in Revenue, Adjusted Net Income, Adjusted EBITDA, Free Cash Flow, Adjusted EPS Total Revenue > Total Commercial Customer Revenue: $67.3 million or 38% of sales +4.4% y/y > Total Government Customer Revenue: $110.1 million or 62% of sales Adjusted Net Income > GAAP net income: $3.3 million or $0.30 per fully diluted share +32% y/y > Adjusted net income: $9.8 million or $0.89 per fully diluted share Adjusted EBITDA > Total adjusted EBITDA up +15.4% y/y to $22.7 million +15.4% y/y > Generated y/y adjusted EBITDA growth across all segments Free Cash Flow > Operating cash flow: $6.8 million, up +$5.7 million y/y +$5.6M y/y > Free cash flow: $6.0 million, up $5.6 million y/y Available Cash/Liquidity > Total cash and availability: $176 million +$74.6M y/y > Net debt to TTM adjusted EBITDA: 2.9x 3 RAISE THE BAR

COVID-19 BUSINESS UPDATE All Segments Remain Operational; Cost Reduction Plan in Effect EMPLOYEE SAFETY COST REDUCTIONS BUSINESS OPERATIONS . VSE operations are “critical and . Health & Safety of our employees . Operating expense and reduction in Q1/Q2: ~$13M annualized essential” infrastructure per federal remains our top priority and state governments . Aviation segment: adjusted cost . Adopted measures in compliance . All operational facilities remain open structure to support current and with U.S. Centers for Disease for business; no disruption to Control & Prevention standards, near-term forecasted demand operations environment including: . Our network of parts suppliers is . Departure of Aviation President; . Social distancing, remote work meeting current demand levels; we do John Cuomo to fill role on interim where practicable, onsite not anticipate material supply chain basis employee temperature checks, disruptions supplying personal protection . Federal & Defense and Fleet segments equipment, travel and visitor expected to remain relatively stable in restrictions, regular facility / the current environment equipment sanitization . Aviation segment expected to be impacted by a global decline in air traffic 4 RAISE THE BAR

GAAP FINANCIAL SUMMARY 1Q20 and TTM(1) – Y/Y Comparisons Market Share Gain Drives Growth Total Revenue Operating Income ($MM) ($MM) > Aviation repair and Fleet $760.1 $58.2 $690.2 $54.5 commercial customer gains; sales from new product offerings drove strong organic $169.9 $177.4 $11.8 revenue growth in Q1 $9.7 1Q19 1Q20 TTM 1Q19 TTM 1Q20 1Q19 1Q20 TTM 1Q19 TTM 1Q20 Non-Recurring Items Net Income Diluted Earnings Per Share ($MM) ($ Per Share) > $1.1M gain on sale of real estate $34.6 $33.7 > ($7.5M) non-cash loss on sale of $3.17 $3.04 Prime Turbines business (exit of engine repair market) > ($0.3M) earn-out obligation $6.6 $0.60 $3.3 $0.30 expense 1Q19 1Q20 TTM 1Q19 TTM 1Q20 1Q19 1Q20 TTM 1Q19 TTM 1Q20 (1) TTM is defined as the trailing twelve (12) months ended March 31, 2020 and March 31, 2019, respectively. TTM 1Q20 is calculated using fiscal year 2019 less 1Q19 and includes 1Q20, while TTM 1Q19 uses fiscal year 2018 less 1Q18 and includes 1Q19. 5 RAISE THE BAR

NON-GAAP FINANCIAL SUMMARY 1Q20 and TTM – Y/Y Comparisons Adjusted Net Income Adjusted Diluted Earnings Per Share Broad-Based Y/Y Improvement ($MM) ($ Per Share) $3.84 > Adjusted Net Income +32% $42.5 $3.16 $34.6 > Adjusted EPS +30.9% $0.89 > Adjusted EBITDA +15.4% $7.4 $9.8 $0.68 > Strong performance in Aviation: high-margin, organic 1Q19 1Q20 TTM 1Q19 TTM 1Q20 1Q19 1Q20 TTM 1Q19 TTM 1Q20 revenue growth Adjusted EBITDA Adjusted EBITDA Margin > Contract mix and shift of ($MM) (%) business to more firm-fixed $93.6 price, higher-margin contracts $79.9 12.8% in Federal & Defense 11.6% 11.6% 12.3% > Focused expense management $19.7 $22.7 1Q19 1Q20 TTM 1Q19 TTM 1Q20 1Q19 1Q20 TTM 1Q19 TTM 1Q20 6 RAISE THE BAR

1Q19 vs. 1Q20 PERFORMANCE BRIDGE Y/Y Comparisons Revenue Drivers Total Revenue Bridge > Aviation distribution and ($MM) repair revenue increased $8.7 $1.5 ($2.7) $177.4 $169.9 $8.7M or 18% > Fleet revenue increased $1.5M or 3%, led by commercial customer growth > Federal & Defense revenue decreased ($2.7M) due to Fleet Federal & Defense expiration of large Army contract offset by growth on Total Adjusted EBITDA Bridge Naval contract ($MM) $22.7 $1.5 $0.4 EBITDA Drivers $19.7 $1.3 ($0.2) > Aviation repair services > Federal & Defense contract mix and growth in fixed- price contracts Fleet Federal & Defense 7 RAISE THE BAR

AVIATION 1Q20 and TTM – Y/Y Comparisons Revenue +18% Y/Y Aviation Segment Revenue Aviation Segment Operating Income > Revenue growth across all ($MM) ($MM) aviation revenue streams $233.3 > Balanced growth both in $162.0 distribution product sales $12.9 and MRO services revenue $11.9 $58.1 $3.0 > Growth from new $49.4 distribution product line -$1.9 additions and new repair 1Q19 1Q20 TTM 1Q19 TTM 1Q20 1Q19 1Q20 TTM 1Q19 TTM 1Q20 capabilities Aviation Segment Adjusted EBITDA Aviation Segment Adjusted EBITDA Margin Adjusted EBITDA +21% Y/Y ($MM) (%) > Organic sales growth and $31.7 12.8% 13.1% 13.4% 13.6% improved profit contribution from repair businesses units $21.7 drive profit improvement $6.3 $7.6 > Non-recurring sale of business assets in 1Q20 1Q19 1Q20 TTM 1Q19 TTM 1Q20 1Q19 1Q20 TTM 1Q19 TTM 1Q20 reduced GAAP operating income by ($6.4M) 8 RAISE THE BAR

FLEET 1Q20 and TTM – Y/Y Comparisons Fleet Segment Revenue Fleet Segment Operating Income ($MM) ($MM) Revenue +3% Y/Y > Revenue increase due to $210.6 $216.0 strategic commercial customer growth of +$4.8M $30.0 $29.7 or 122% $51.7 $53.2 $7.0 $6.9 Adjusted EBITDA (2%) Y/Y 1Q19 1Q20 TTM 1Q19 TTM 1Q20 1Q19 1Q20 TTM 1Q19 TTM 1Q20 Fleet Segment Adjusted EBITDA Fleet Segment Adjusted EBITDA Margin > Operating expense increase ($MM) (%) associated with investments 19.7% to support customer 19.0% $41.5 $40.6 18.8% diversification strategy 18.0% $9.8 $9.6 > Lower margin commercial customer mix 1Q19 1Q20 TTM 1Q19 TTM 1Q20 1Q19 1Q20 TTM 1Q19 TTM 1Q20 9 RAISE THE BAR

FEDERAL & DEFENSE 1Q20 and TTM – Y/Y Comparisons Federal & Defense Segment Revenue Federal & Defense Segment Operating Income Revenue (4%) Y/Y ($MM) ($MM) > Revenue decline due to $317.5 $310.8 expiration of US Army contract in early Q1 partially $19.7 offset by growth in Naval $16.7 customers $68.8 $66.1 $3.4 $4.9 > Segment bookings 1Q19 1Q20 TTM 1Q19 TTM 1Q20 1Q19 1Q20 TTM 1Q19 TTM 1Q20 increased 31% year-over- year to $67 million Federal & Defense Segment Adjusted EBITDA Federal & Defense Segment Adjusted EBITDA Margin ($MM) (%) Adjusted EBITDA +34% Y/Y $22.6 8.6% $19.3 7.3% 6.1% 6.1% > Improved contract execution, cost balancing $4.2 $5.7 and contract mix (increase in fixed-price contracts) drove profit improvement 1Q19 1Q20 TTM 1Q19 TTM 1Q20 1Q19 1Q20 TTM 1Q19 TTM 1Q20 10 RAISE THE BAR

MAINTAINING BALANCE SHEET OPTIONALITY $176M Availability on Lending Facilities; 2.9x Net Leverage Ratio Unused Commitments on Term Loan and Ratio of Net Debt to TTM Adjusted EBITDA Access to Liquidity (31 Mar 2020) Revolving Credit Facility (1) ($ MM) > $176M cash and unused commitment availability $175.8 under $350M revolving 3.4 x $101.2 credit facility due 2023 $85.0 > Existing credit facility 2.9 x includes $100M accordion 2.7 x 2.5 x provision 1Q18 1Q19 1Q20 > Total net debt outstanding 2.1 x of $273M and $94M trailing Total Net Debt 12-months adjusted EBITDA ($ MM) $274.3 $273.2 Q1 Liquidity Highlights $215.6 $161.8 > Y/Y net leverage decline > 1st Choice earn-out payment: $32M > Proceeds from Prime 1Q17 1Q18 1Q19 1Q20 1Q17 1Q18 1Q19 1Q20 Long-Term Turbines sale: $21M Target (1) Net Debt is defined as total debt less cash and cash equivalents; TTM Adjusted EBITDA is defined as Adjusted EBITDA for the most recent twelve (12) calendar months. 11 RAISE THE BAR

GAAP TO NON-GAAP RECONCILIATIONS Adjusted Net Income and Adjusted EPS (Diluted) (in thousands) Three Months Ended March 31, 2020 2019 % Change Net Income $3,332 $6,603 (49.5)% Adjustments to Net Income: Acquisition and CEO transition costs — 1,121 Earn-out adjustment 301 — Loss on sale of a business entity and certain assets 7,536 — Gain on sale of property (1,108) — Tax impact of adjusted items (1) (236) (280) Adjusted Net Income $9,825 $7,444 32.0% Diluted weighted average shares 11,101 10,974 Adjusted EPS (Diluted) $0.89 $0.68 30.9% (1) Calculation uses an estimated statutory tax rate on non-GAAP tax deductible adjustments. 12 RAISE THE BAR

GAAP TO NON-GAAP RECONCILIATIONS EBITDA and Adjusted EBITDA (in thousands) Three Months Ended March 31, 2020 2019 % Change Net Income $3,332 $6,603 (49.5)% Interest expense 3,486 3,158 10.4% Income taxes 2,916 2,052 42.1% Amortization of intangible assets 4,723 4,991 (5.4)% Depreciation and other amortization 1,521 1,747 (12.9)% EBITDA 15,978 18,551 (13.9)% Acquisition and CEO transition costs — 1,121 Earn-out adjustment 301 — Loss on sale of a business entity and certain assets 7,536 — Gain on sale of property (1,108) — Adjusted EBITDA $22,707 $19,672 15.4% 13 RAISE THE BAR

GAAP TO NON-GAAP RECONCILIATIONS Segment EBITDA and Adjusted EBITDA (in thousands) Three Months Ended March 31, 2020 2019 % Change Aviation: Operating Income ($1,880) $3,048 (161.7)% Depreciation and Amortization 3,066 3,230 (5.1)% EBITDA $1,186 $6,278 (81.1)% Loss on sale of a business entity and certain assets 7,536 — Gain on sale of property (1,108) — Adjusted EBITDA $7,614 $6,278 21.3% Fleet: Operating Income $6,906 $6,988 (1.2)% Depreciation and Amortization 2,672 2,794 (4.4)% EBITDA and Adjusted EBITDA $9,578 $9,782 (2.1)% Federal & Defense: Operating Income $4,924 $3,385 45.5% Depreciation and Amortization 739 848 (12.9)% EBITDA and Adjusted EBITDA $5,663 $4,233 33.8% 14 RAISE THE BAR

GAAP TO NON-GAAP RECONCILIATIONS Net Leverage Ratio (in thousands) March 31, 2020 2019 Principal amount of debt $276,256 $277,148 Less: Debt issuance costs (2,556) (2,001) Less: Cash and cash equivalents (543) (829) Net Debt $273,157 $274,318 TTM Adjusted EBITDA(1) 93,646 79,946 Net Leverage Ratio 2.9x 3.4x (1) TTM Adjusted EBITDA is defined as Adjusted EBITDA for the most recent twelve (12) month period ending March 31, 2020 and March 31, 2019, respectively. 15 RAISE THE BAR

VSE Corporation Investor Presentation May 2020 30 April 2020

CORPORATE PROFILE Pure-Play Aftermarket and MRO Services Company Providing 2019 2019 Aftermarket Revenue Adj. EBITDA Services $750+M since 1959 $90+M Public Company Active Worldwide NASDAQ: Customers Facilities Employees ~2,100 VSEC 6,200+ 55+ 17 RAISE THE BAR

DIVERSIFIED REVENUE MIX AVIATION FLEET FEDERAL & DEFENSE Distribution & MRO Services Distribution & Fleet Services Logistics & Sustainment Services » Aftermarket repair and distribution » Aftermarket support, parts supply, » Aftermarket maintenance, repair and services to commercial, cargo, inventory management, e-commerce overhaul (MRO) and logistics for general aviation, military/defense fulfillment for medium- and heavy-duty military vehicles, ships and aircraft for and rotorcraft customers globally truck/fleet owners federal and defense agencies » Supply chain and parts distribution » Customized fleet logistics » Base operations support (BOS) » Maintenance, repair and overhaul » Parts distribution and warehousing » Procurement and supply chain (MRO) services management » Just-in-Time supply chain management » Component and engine accessory » Aircraft, vehicle and marine maintenance » Kitting; alternative product sourcing sustainment services » Rotable exchanges and sales » Engineering and technical support » IT services and energy consulting 100% Aftermarket Services 62% Government + 38% Commercial Customer Mix in Q1 2020 18 RAISE THE BAR

STRATEGIC OVERVIEW Our Unique Value Proposition Pure-Play Aftermarket Technical Expertise Independent, focused parts and Team of industry experts with technical and services provider transportation asset repair experience Customer- & Supplier-Centric Agile Ability to offer bespoke offerings to Lean operating model, support customers and suppliers empowered business units Experience Transportation Asset Experience 60+ year history of proven performance, Support for land, sea and air transportation aftermarket service excellence assets from new-generation to legacy and end-of-life assets 19 RAISE THE BAR

STRATEGIC OVERVIEW Roadmap for Growth Organic Growth Factors Inorganic Growth Requirements . Increase market penetration of new/existing accounts Focused, disciplined acquisition strategy targeting: . Geographic expansion outside North America . Product, customer, service or geographic expansion . Targeted growth of new product additions . Full integration into existing business segment . Expand repair, logistic and capability service offering . Financially accretive approach and process . Focus on select, higher margin offerings . Net leverage neutral acquisitions 20 RAISE THE BAR

AVIATION SEGMENT OVERVIEW AVIATION Key Customers Providing aftermarket MRO and distribution services to commercial, cargo, business and general aviation, military/defense and rotorcraft customers globally. Offerings include: 1. Parts distribution and supply chain services 2. Component and engine accessory maintenance 3. Maintenance, repair and overhaul (MRO) services 4. Rotable exchanges and sales 21 RAISE THE BAR

AVIATION SEGMENT STRATEGY >> INDEPENDENCE Niche single-source aftermarket focus with only repair and distribution capabilities >> AGILITY WHY WE Organization structure provides rapid response, reliable support and bespoke support for customers and OEM supplier partners WIN >> TECHNICAL EXPERTISE Distribution and MRO product knowledge to support OEM product lines with application focus and repair with in-house testing and technical expertise >> INVENTORY & PLANNING Right-sized inventory forecasting model to capture unplanned aftermarket demand for parts supply, rotables and repair 22 RAISE THE BAR

AVIATION SEGMENT STRATEGY >> MRO CAPABILITY DEVELOPMENT New MRO offerings to support broadest range of aircraft components and engine accessory repair; specifically in fuel and hydraulics, engine components and accessories, interiors, auxiliary power units (APU), avionics >> DISTRIBUTION PRODUCT EXPANSION GROWTH New proprietary OEM product additions to support aftermarket airframe, engine and interior platforms FACTORS >> INTERNATIONAL EXPANSION Expansion in core aerospace markets for MRO and distribution >> NEW CUSTOMERS Market share gain for existing MRO and distribution capabilities with new Commercial and B&GA customers, and new market expansion into aerospace defense markets 23 RAISE THE BAR

FLEET SEGMENT OVERVIEW FLEET (formerly Supply Chain Management Group) Key Customers Providing parts, sourcing, inventory management, e-commerce fulfillment, logistics, supply chain management and other services to federal and commercial aftermarket truck and fleet owners. Offerings include: 1. High-duty cycle, medium- and heavy-duty vehicle parts distribution 2. Just-in-Time supply chain management 3. Customized fleet logistics and IT solutions 4. Technical support, engineering, sourcing, warehousing and kitting 24 RAISE THE BAR

FLEET SEGMENT STRATEGY >> UNIQUE MARKET OFFERING Stocking Distributor + Technology Solutions + Consigned Parts Provider >> NICHE CUSTOMER FOCUS Medium to large, high-duty cycle, delivery and vocational fleets; 500,000 stocking SKUs and 700+ manufacturers represented WHY WE >> PROPRIETARY INVENTORY MANAGEMENT WIN Just-in-Time inventory and fleet management software and systems >> TECHNICAL CAPABILITIES Reverse engineering, design analysis, rapid prototyping, short-run production and in-house testing >> PRIVATE LABEL PARTS Customized engineered solutions, alternatives for out of service product, and quality sourced at tier one level 25 RAISE THE BAR

FLEET SEGMENT STRATEGY >> CUSTOMER DIVERSIFICATION Expansion of commercial customer base to support new medium to large, high-duty cycle fleet customers >> SHARE OF WALLET EXPANSION Product expansion to existing Just-in-Time clients GROWTH >> MAINTAIN THE CORE FACTORS Continue to support USPS fleet and DoD vehicle parts >> PRODUCT EXPANSION Addition of both new product offerings and growth in private label product >> GEOGRAPHIC EXPANSION Geographic expansion beyond Northeast United States 26 RAISE THE BAR

FEDERAL & DEFENSE SEGMENT OVERVIEW FEDERAL & DEFENSE (formerly Federal Services Group) Key Customers Providing aftermarket maintenance, repair and overhaul (MRO) and logistics services to improve operational readiness and the useful life of military vehicles, marine vessels and aircraft for the U.S. armed forces, federal agencies and international defense customers. Offerings include: 1. Equipment maintenance, repair and overhaul services 2. Base operations support 3. Transportation and freight services 4. Logistics, procurement and supply chain support 5. Engineering and technical solutions 6. IT and Energy consulting services 27 RAISE THE BAR

FEDERAL & DEFENSE SEGMENT STRATEGY >> PAST PERFORMANCE 60+ year history of program execution and past performance across all land, sea and air transportation platforms >> INDUSTRY EXPERTISE Technical, subject matter-experienced team with extensive repair knowledge to support difficult-to-maintain assets WHY WE >> LEGACY ASSET SPECIALIST WIN Product sourcing, supply chain and logistics for legacy and end of lifecycle assets >> EXTENSIVE CAPBILITIES Diverse capability offering to support programs from base operations support to supply chain and repair, IT and consulting >> CAPABLITIY CUSTOMIZATION Partnering with customers for tailor-made solutions aligned with their specific mission needs 28 RAISE THE BAR

FEDERAL & DEFENSE SEGMENT STRATEGY >> INVESTMENT Expand core business development and contracting solutions to increase share of budget with current and new customers >> LEVERAGE CORE COMPETENCY Expand base operations support for U.S. Air Force, U.S. Army and U.S Navy GROWTH >> MARKET EXPANSION Increase military aviation services with product/supply chain and repair services; transition toward higher mix of fixed-price contracts FACTORS >> CAPABILITY DEVELOPMENT Broaden DoD logistics/supply chain offering to support market demand >> INTERNATIONAL GROWTH Utilize success in foreign markets to support foreign military sales opportunities >> CONSULTING EXPANSION IT and Energy consulting services growth 29 RAISE THE BAR

INVESTMENT OPPORTUNITY Diversified Aftermarket/MRO Play with Stable End-Market Exposure Experience Leadership Balance 60+ years of aftermarket experience New CEO from KLX-Boeing, public- Stable, balanced customer mix; and service excellence supporting company experienced growth leader; ~60% stable government revenue 80% recompete success rate on Chairman is former Commander-in- balanced with ~40% higher-margin multi-year government contracts Chief, NORAD & U.S. Northern potential commercial customers Command Agile Focused Well-Capitalized Entrepreneurial and decentralized Shift toward leveraging core Efficient capital structure and organization aligned to support competencies to support customer, liquidity to support growth; customers, suppliers and product and service organic growth managing net leverage below 3x shareholders opportunities 30 RAISE THE BAR